SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                __________________________________



                             Form 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report:  January 31, 1995



                 STATE STREET BOSTON CORPORATION
________________________________________________________________
      (Exact name of Registrant as specified in its charter)

                          Massachusetts
________________________________________________________________
         (State or other jurisdiction of incorporation)


      0-5108                               04-2456637
_____________________          _________________________________
 Commission File No.           (IRS Employer Identification No.)


225 Franklin Street, Boston, Massachusetts              02110
________________________________________________________________
(Address of principal executive offices)              (Zip Code)


                          (617) 786-3000
________________________________________________________________
       Registrant's telephone number, including area code

Item 5.   OTHER EVENTS

          On January 31, 1995, pursuant to the Acquisition Agreement dated as of September 27, 1994 (the "Agreement"), among the Registrant, DST Systems, Inc. and Kemper Financial Services, Inc., Registrant acquired Investors Fiduciary Trust Company ("IFTC"), based in Kansas City, Missouri. IFTC was acquired in exchange for 5,972,222 shares of Registrant's Common Stock. Registrant is accounting for the transaction as a pooling of interests.

          A copy of Registrant's press release is filed as an exhibit hereto. The Execution of the Agreement was reported by Registrant on September 28, 1994.




Item 7.   Exhibits

          1.  Form of press release dated January 31, 1995.

          2.  Acquisition Agreement (incorporated by reference to
              Registrant's From 10-Q for the quarter ended
              September 30, 1994).


                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 3, 1995


                              STATE STREET BOSTON CORPORATION

                                     Robert J. Malley
                              By:____________________________
                                 Robert J. Malley
                                 Senior Vice President and
                                 General Counsel





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


                           EXHIBIT LIST



Form of press release dated January 31, 1995.






































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
           [STATE STREET BOSTON CORPORATION LETTERHEAD]

                                     NEWS RELEASE

                             For Release:  Immediately
                             Contact:      George A. Russell
                                           617/654-3866
=================================================================
                                           Investors and Analysts
                                           Susanne G. Clark
                                           617/654-3477


                   STATE STREET BOSTON ACQUIRES
                INVESTORS FIDUCIARY TRUST COMPANY


Boston, MA...January 31, 1995

     State Street Boston Corporation announced today that it completed its previously announced acquisition of Investors Fiduciary Trust Company ("IFTC"), a servicer of mutual funds with approximately $130 billion of assets under custody based in Kansas City, Missouri. IFTC was purchased from DST Systems, Inc. and Kemper Financial Services, Inc.

     The acquisition strengthens State Street's market leadership and increases total assets under custody to $1.8 trillion. IFTC brings additional customers and different systems alternatives to service the mutual funds market. State Street will bring its broad range of global products to these customers.

     "We plan to operate IFTC as a separate entity providing the high quality of service for which it is recognized, in the same manner in which it has in the past. In this way we will provide the marketplace with service alternatives suited to a customer's particular needs. We are particularly pleased that Thomas J. McCrossan will be appointed President of IFTC," said Ronald E. Logue, Executive Vice President responsible for Mutual Fund Services at State Street. He continued, "Tom brings a wealth of global custody experience to the marketplace at a time when the globalization of mutual fund portfolios continues at a rapid pace." Mr. McCrossan's prior experience included operations management at Citibank and most recently, management of Chase Manhattan Bank's Global Securities Services Unit at Bournemouth, England. He will report to Mr. Logue.

     IFTC was acquired for 5,972,222 shares of State Street's common stock. State Street is accounting for the transaction as a pooling of interests. One time transaction costs are estimated to be $.03 per share and will be recorded in the first quarter. No earnings dilution is expected for the full-year 1995.

                             -MORE-

State Street Boston Corp.
Investors Fiduciary Trust Company
January 31, 1995
Russell - 617/654-3866
Page 2



     With $1.8 trillion in assets under custody and $160 billion in assets under management, State Street is a leading servicer and manager of financial assets worldwide. Services are provided from offices in the United States, Canada, Grand Cayman, Netherlands Antilles, United Kingdom, France, Belgium, Luxembourg, Denmark, Germany, United Arab Emirates, Hong Kong, Taiwan, Japan, Australia, and New Zealand.



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